SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 11, 2014

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 976-4636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 11, 2014, XPO Logistics, Inc., a Delaware corporation (“XPO” or the “Company”), entered into an Investment Agreement (the “Agreement”) with Public Sector Pension Investment Board (“PSP Investments”), an affiliate of GIC, Singapore’s sovereign wealth fund (“GIC”), and Ontario Teachers’ Pension Plan Board (“OTPP”, collectively, the “Purchasers”). Pursuant to the Agreement, the Company will issue and sell 10,702,934 shares (the “Purchased Common Shares”) in the aggregate of Company common stock, par value $0.001 per share (the “Company Common Stock”), and 371,848 shares (the “Purchased Preferred Stock” and, together with the Purchased Common Shares, the “Purchased Securities”) in the aggregate of the Company’s Series B Convertible Perpetual Preferred Stock, par value $0.001 per share, in a private placement. The purchase price per Purchased Common Share is $30.66 (resulting in aggregate gross proceeds to the Company of approximately $328.2 million), and the purchase price per share of Purchased Preferred Stock is $1,000.00 (resulting in aggregate gross proceeds to the Company of approximately $371.8 million). Subject to the approval of the Company’s stockholders as described below, the Purchased Preferred Stock will be converted into an aggregate of 12,128,115 additional shares of Company Common Stock. The relative shares of PSP Investments, GIC and Ontario Teachers’ Pension Plan of the investment in the Purchased Securities pursuant to the Agreement are 50.0%, 35.7% and 14.3%, respectively. The aggregate purchase price for the Purchased Securities is $700,000,000.

Pursuant to the Agreement, PSP Investments and GIC agreed to: (i) certain restrictions with respect to sales or transfers of the Purchased Securities for up to 24 months following the closing and (ii) customary standstill provisions for 18 months following the closing. The Agreement also provides the Purchasers with customary demand registration rights and piggyback registration rights, subject to the limitations set forth in the Agreement. The Agreement contains customary representations and warranties and covenants of the Company and the Purchasers.

The issuance and sale of the Purchased Securities to the Purchasers is expected to settle on September 17, 2014.

The conversion of the Purchased Preferred Stock into shares of Company Common Stock is conditioned on, and will occur automatically upon, the approval by XPO stockholders of the issuance of such shares under the New York Stock Exchange rules. XPO intends to hold a special meeting of stockholders to obtain such approval during the fourth quarter of 2014.

The foregoing summary of certain terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this report as Exhibit 4.1 and is incorporated herein by reference. The Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about XPO. In particular, the representations, warranties and covenants contained in the Agreement (1) were made only for purposes of that agreement and as of specific dates, (2) were solely for the benefit of the parties to the Agreement, (3) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing those matters as facts and (4) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by XPO. Accordingly, investors should read the representations and warranties in the Agreement not in isolation but only in conjunction with the other information about XPO that is included in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission.

The terms and conditions of the Purchased Preferred Stock are set forth in a Certificate of Designations, a copy of which is set forth as Exhibit A to the Agreement and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety into this Item 3.02 by reference. The issuance and sale of the Purchased Securities to the Purchasers are being made without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Company is relying on the exemption from the registration requirements under the Securities Act afforded by Section 4(2) thereof. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Purchased Securities.

Item 8.01 Other Events.

On September 11, 2014, the Company issued a press release announcing the execution of the Agreement for the private placement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Document

4.1	Investment Agreement, dated as of September 11, 2014, by and among XPO Logistics, Inc. and the Purchasers set forth on Schedule I thereto

99.1	XPO Logistics, Inc. Press Release, dated September 11, 2014

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of acquired companies, including the expected impact on XPO’s results of operations; the ability to obtain the requisite shareholder approval in connection with the issuance of Company Common Stock in conversion of the Purchased Preferred Stock; the ability to realize anticipated synergies and cost savings with respect to acquired companies; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including acquired companies’ management teams; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s networks of third-party transportation providers; the ability to retain XPO’s and acquired companies’ largest customers; XPO’s ability to successfully integrate acquired companies; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this report are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPO LOGISTICS INC.

Date: September 12, 2014	/s/ Gordon E. Devens
Gordon E. Devens Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description of Document

4.1	Investment Agreement, dated as of September 11, 2014, by and among XPO Logistics, Inc. and the Purchasers set forth on Schedule I thereto

99.1	XPO Logistics, Inc. Press Release, dated September 11, 2014